Exhibit 10.1

Ultra Petroleum Corp.

First Amendment to Plan Support Agreement

THIS FIRST AMENDMENT TO THE PLAN SUPPORT AGREEMENT (this “Amendment”) is made by and among: (i) each of the Ultra Entities; (ii) each of the HoldCo Noteholders that is a signatory hereto, which hold in the aggregate at least 66.67 percent in principal amount of the HoldCo Notes held by the Consenting HoldCo Noteholders (the “Majority Consenting HoldCo Noteholders”); and (iii) each of the HoldCo Equityholders that is a signatory hereto, which hold in the aggregate at least 66.67 percent of the HoldCo Equity Interests held by the the Consenting HoldCo Equityholders (the “Majority Consenting HoldCo Equityholders” and, together with the Majority Consenting HoldCo Noteholders, the “Required Consenting Parties” and, together with the Ultra Entities, the “Amendment Parties”) and amends that certain Plan Support Agreement, dated as of November 21, 2016, by and among the Ultra Entities and the Plan Support Parties (the “Plan Support Agreement”). Capitalized terms used but not otherwise defined herein have the meaning ascribed to such terms in the Plan Support Agreement.

RECITALS

WHEREAS, the Plan Support Agreement provides that the terms and conditions of the Restructuring Transaction are as set forth in the Plan Term Sheet; and

WHEREAS, the Plan Support Agreement, including the Plan Term Sheet attached thereto, may not be modified, amended, or supplemented except with prior written consent of the Ultra Entities and Required Consenting Parties; and

WHEREAS, on December 6, 2016, the Debtors filed in accordance with the Plan Support Agreement, including the Plan Term Sheet attached thereto, the Debtors’ Joint Chapter 11 Plan of Reorganization [Docket No. 817] (the “Original Plan”); and

WHEREAS, on January 17, 2017, the Debtors filed the Debtors’ First Amended Joint Chapter 11 Plan of Reorganization [Docket No. 957] (the “First Amended Plan”), also in accordance with the Plan Support Agreement, including the Plan Term Sheet attached thereto; and

WHEREAS, each of the Amendment Parties approves of the terms of the Debtors’ Second Amended Joint Chapter 11 Plan of Reorganization (the “Second Amended Plan”), substantially in the form attached hereto as Exhibit A; and

WHEREAS, the Second Amended Plan incorporates certain modifications to the Plan Term Sheet; and

WHEREAS, each of the Amendment Parties desires to amend the Plan Support Agreement to approve and ratify the Second Amended Plan;

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Amendment Party hereto hereby agrees to amend the Plan Support Agreement as follows:

AMENDMENT

1.      Amendment to the Plan Support Agreement. The Plan Term Sheet is deemed to be modified to accord with the treatment of OpCo Funded Debt Claims and General Unsecured Claims under the Second Amended Plan (as such terms are defined therein) and each of the Required Consenting Parties hereby stipulates and agrees that such Plan Term Sheet is reasonably satisfactory to such party.

2.      Effect of Amendment; Ratification. Except as specifically amended or waived hereby, the terms and provisions of the Plan Support Agreement are in all other respects ratified and confirmed and remain in full force and effect without modification or limitation. Except as expressly provided herein, this Amendment shall not be deemed or construed (a) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Plan Support Agreement, any of the instruments or agreements referred to therein or a waiver of any breach under the Plan Support Agreement, whether or not known to any party thereto, or (b) to prejudice any right or remedy which any party to the Plan Support Agreement may now have or have in the future under or in connection with the Plan Support Agreement, or any of the instruments or agreements referred to therein, as applicable.

3.      Effectiveness of This Amendment. This Amendment shall become effective on the date on which counsel to the Ultra Entities has received signature pages from parties that comprise the Ultra Entities and the Required Consenting Parties. Following the effective date of this Amendment, whenever the Plan Support Agreement is referred to in any agreements, documents, and instruments, such reference shall be deemed to be to the Plan Support Agreement as amended by this Amendment.

4.      Governing Law.  THIS AMENDMENT IS TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.  EACH AMENDMENT PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

5.      Execution of Amendment.  This Amendment may be executed and delivered in any number of counterparts and by way of electronic signature and delivery, each such counterpart, when executed and delivered, shall be deemed an original, and all of which together shall constitute the same agreement.  Each individual executing this Amendment on behalf of a Party has been duly authorized and empowered to execute and deliver this Amendment on behalf of said Party.

IN WITNESS WHEREOF, each of the Amendment Parties has executed this Amendment.

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ULTRA ENTITIES

Ultra Petroleum Corp.

By: /s/ Michael D. Watford
Name: Michael D. Watford
Title: Chairman, President and CEO

UP Energy Corporation

By: /s/ Michael D. Watford
Name: Michael D. Watford
Title: President

Ultra Resources, Inc.

By: /s/ Michael D. Watford
Name: Michael D. Watford
Title: President

Keystone Gas Gathering, LLC

By: /s/ Michael D. Watford
Name: Michael D. Watford
Title: President

Ultra Wyoming, Inc.

By: /s/ Michael D. Watford
Name: Michael D. Watford
Title: President

Ultra Wyoming LGS, LLC

By: /s/ Michael D. Watford
Name: Michael D. Watford
Title: President

UPL Pinedale, LLC

By: /s/ Michael D. Watford
Name: Michael D. Watford
Title: President

UPL Three Rivers Holdings, LLC

By: /s/ Michael D. Watford
Name: Michael D. Watford
Title: President

Exhibit A

Second Amended Plan